Q1 FY2026 Earnings Presentation May 28, 2025

2 Safe Harbor This presentation includes express and implied “forward-looking statements”, including forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms, and similar expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this presentation include, but are not limited to, statements concerning our estimates of market size and opportunity, our strategic plans or objectives, our growth prospects, projections (including our long-term model), actual or perceived defects, errors or vulnerabilities in our platform; our ability to successfully integrate any acquisitions and strategic investments; risks associated with managing our rapid growth; general global political, economic, and macroeconomic climate, intense competition in the market we compete in, fluctuations in our operating results, our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers’ IT infrastructure; disruptions or other business interruptions that affect the availability of our platform including cybersecurity incidents; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties are described in the “Risk Factors” of our most recent Form 10-K, most recent Form 10-Q, and subsequent filings with the Securities and Exchange Commission. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except to the extent required by federal securities laws, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and SentinelOne’s own internal estimates and research. While SentinelOne believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of SentinelOne’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

3 Financial Information Use of Non-GAAP Financial Measures In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe non-GAAP measures used in this presentation, such as non-GAAP Gross Margin, non-GAAP Operating Margin, non-GAAP Net Income Margin, and Free Cash Flow Margin, are useful in evaluating our operating performance. We use such non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non- GAAP financial measures as tools for comparison. In addition, the utility of Free Cash Flow Margin as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Please see the appendix included at the end of this presentation for a discussion of non-GAAP financial measures and a reconciliation of historical non-GAAP measures to historical GAAP measures. Our Fiscal Year Our fiscal year end is January 31, and our fiscal quarters end on April 30, July 31, October 31 and January 31.

4 Q1 FY26 Highlights Note: All financial figures are non-GAAP as of Q1 FY26. Fiscal year ends January 31. See Appendix for definition of metrics and a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. 23% Revenue Growth $229M 24% ARR Growth $948M 79% Gross Margin -2% Operating Margin 3% Net Income Margin 20% FCF Margin Top Tier Growth and Margin Improvement Record High ARR per Customer First FedRAMP High AI Security Offering Record High Free Cash Flow Margin Announced Authorization of $200M Share Repurchase Program

5 Q1 FY26 Key Takeaways Innovation Leadership Platform Momentum Customer Momentum Growth & Margin Improvement • Launched Purple AI Athena, the industry's first true end-to-end Agentic AI platform for cybersecurity • Introduced unified Cloud Security Suite — bringing together CWP, CSPM, CDR, CDS, Cloud Identity, and AI-SPM as fully integrated solution powered by AI • Purple AI triple-digit quarterly bookings growth (y/y) and record high attach rate among new and existing customers • Data solutions surpassed $100 million of ARR in Q1 • 22% Growth of $100K+ ARR Customers and multiple Fortune 500 wins • Record ARR per customer driven by increasing platform adoption • Record High 20% FCF Margin in Q1 • On track to deliver top-tier growth and full year profitability

Singularity Platform & Market Opportunity

7 Autonomous Security for the Future AI on Device + Cloud Unified data platform Technology that scales people Machine-built context + response Automations reduce mean time to respond & recovery Tech Assisting People Cloud Based Monitoring People powered; technology assisted Data intensive “haystack” telemetry Reactive responses; Complex recovery People Driving Tech Signatures People powered Lacks scale and coverage Rarely finds advanced attacks Old / Legacy

AI-Powered Cybersecurity

2010 – 2020

2020 – 2025

2025+

First to AI/ML

Reinvented legacy antivirus (AV) and endpoint security with machine learning (ML).

Behavioral AI

AI-powered detections, investigations, and response.

Industry Leader

24-patents in AI security. Forbes 50 AI company in 2020.

Purple AI

The first security company to launch a generative-AI Security Analyst assistant.

Autonomous Security

Unified Defense, Outpace Threats, and Enhance Security Operations.

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9

Singularity Platform Solution Categories

1 AI & Automation
- Visibility across Native and Third-Party Data
- Natural Language Engagement
- Query Recommendations
- Hunting Quickstarts & Notebooks
- Auto-Investigations
- Auto-Triage
- Workflow automation

2 Endpoint
- EPP, EDR, XDR
- Remote Ops Forensics
- Binary Vault
- Device Control
- Ransomware Protection/Rollback

3 Cloud
- CWP
- CNAPP
- CSPM
- CIEM
- AI-SPM
- CDR
- CDS

4 Data
- AI SIEM (next-gen SIEM)
- Hyperautomation (next-gen SOAR)
- Data and Security Analytics
- Data Storage and Retention
- Log Management
- Marketplace Integrations

5 Identity
- Identity Threat Detection & Response (ITDR)
- Identity Posture Management
- Identity for Identity Providers

6 Exposure Management
- Extended Security Posture Management (xSPM)
- Vulnerability Management
- Network Discovery

7 Threat Services
- PinnacleOne: Strategic Advisory
- Risk Analysis and Management
- Singularity MDR
- Vigilance MDR
- WatchTower
- Threat Intelligence

Coverage of 30+ Distinct Capabilities Across Solution Categories

AI and Hyperautomation
Static AI | Behavioral AI | Generative AI | Agentic AI | Autonomous SOC | Rollback | Streaming Engine

Unified Data Lake
Petabyte Scale | Real-time Detection | Blazing Fast Speed | Enhanced Visibility | Scalable | Cost-Efficient

Singularity Marketplace Integrations
Achieve Unified Detection and Response Through Singularity Platform Across a Vast Ecosystem of Industry Participants

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Ultimate Cloud Security: Agent-based and Agentless CNAPP

CNAPP

Cloud-Native Application Protection Platform

- Unified platform for full visibility and control
- Real-time detection and response
- Prioritize fixes with Verified Exploit Paths™
- No-code Hyperautomation
- AI security analyst
- World-class threat intelligence

CWPP

#1 Ranked Cloud Workload Protection Platform

- Real-time AI-powered protection
- Monitor, detect, and protect any workload
- Supports containers, Kubernetes, virtual machines, physical servers, serverless
- Public, private, hybrid, and on-prem

CSPM

Cloud Security Posture Management

- Agentless deployment in minutes
- Eliminate misconfigurations
- Easily assess compliance

CDR

Cloud Detection & Response

- Full forensic telemetry
- Response, containment, and remediation
- Pre-built and customizable detection library
- Incident response from experts

AI-SPM

AI Security Posture Management

- Discover AI pipelines and models
- Configure checks on AI services
- Leverage Verified Exploit Paths™ for AI services

CIEM

Cloud Infrastructure Entitlement Management

- Manage cloud entitlements
- Prevent secrets leakage
- Tighten permissions

EASM

External Attack Surface & Management

- Unknown cloud and asset discovery
- Automated pen-testing and exploit path discovery
- Protection beyond CSPM

Graph Explorer

Graph-Based Asset Inventory

- Visually map cloud, endpoint, and identity assets
- Track and correlate alerts from different sources
- Determine blast radius and impact of threats

DevSecOps

Shift-Left Security Testing

- Integrate with CI/CD pipelines
- Scan repositories, container registries, images, and IaC templates
- Agentless vulnerability scanning
- 1000+ out-of-the-box and custom rules

KSPM

Container & Kubernetes Security Posture Management

- Misconfiguration checks
- Compliance standard alignment

SentinelOne Singularity Cloud Security 11

12 Vast, Growing , and D iverse Total Addressable Market At the Intersection of Data, Security and AI $100B+ Total Addressable Market 2025 Market Forecasts* Cloud Security $12B Data Analytics $31B Endpoint Security $17B Generative AI Security $3B $50B+ • Identity Security • Exposure Management • Managed Detection and Response • Data Protection • Threat Intelligence Source: IDC and company estimates. See appendix.

Partner Ecosystem Scales Market Presence

FedRAMP High Certified for Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation

Partnering with a majority of Incident Response providers

SentinelOne Risk Assurance Initiative



Federal
VARs, Distributors
MSSPs, MSPs
Hyperscalers, OEMs
Cyber Insurers
Incident Response
Winning Together

Expanding Partnerships

Leader in MSSP Ecosystem

Extening scale and reach through Hyperscalers and OEM relationships

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Recognized Technology Leadership Accolades and Innovations

Trusted and Industry Proven

A Leader in the 2024 Gartner® Magic Quadrant™

for Endpoint Protection Platforms for 4 consecutive years

Enterprise Evaluation

MITRE ENGENUITY.

100% Protection & Detection, and Zero Delays or Configuration Changes

95%+ Would Recommend SentinelOne

95%

According to Gartner Peer Insights:

EPP (based on 480 reviews, 95%, Apr 2024)

MDR (based on 214 reviews, 95%, Sep 2024)

CNAPP (based on 201 reviews, 98%, Oct 2024)

A Leader in Frost Radar™

The Growth and Innovation Leader in the 2025 Frost & Sullivan Radar for Endpoint

Leader G2 Grid®

for Cloud-Native Application Protection Platform (CNAPP), Highest Rated 4.9 out of 5

FedRAMP High Certified

For Endpoint, AI-SIEM, Purple AI, CNAPP, and Hyperautomation

Gartner® Peer Insights: EPP (based on 480 reviews, 95%, as of Apr 2024) MDR (based on 214 reviews, 95%, as of Sep 2024) CNAPP (based on 201 reviews, 98%, as of Oct 2024). Gartner®, Magic Quadrant™ for Endpoint Protection Platforms, Evgeny Mirolyubov et al., 23 September 2024. Gartner®, Peer Insights™, Voice of the Customer for Managed Detection and Response, Peer Contributors, 28 November 2024. Gartner®, Peer Insights™, Voice of the Customer for Endpoint Protection Platforms, Peer Contributors, 28 June 2024. Gartner®, Peer Insights™, Voice of the Customer for Cloud-Native Application Protection Platforms, Peer Contributors, 27 December 2024GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and MAGIC QUADRANT and PEER INSIGHTS is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner' s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose. The Gartner content described herein (the "Gartner Content") represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this Earnings Presentation), and the opinions expressed in the Gartner Content are subject to change without notice.

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16 Top Participating Endpoint Security Market Leaders Signal To Noise Ratio Alerts SentinelOne Palo Alto Microsoft Sophos Trend Micro 0 100 200 300 400 500 600 700 800 900 71 319 577 15,705 64,804 100% Detection Accuracy 16 steps + 16 substeps detected 100% Technique Highest detection fidelity possible, delivered across across macOS, Linux, and Windows 100% Real-Time Zero delays 88% Less Noise Fewer alerts than the median across all vendors 2024 MITRE ATT&CK® Evaluations

17 2024 Gartner ® Customers’ Choice for Cloud-Native Application Protection Platforms (CNAPP) Received 98% "Willingness to Recommend" Rating from User Reviews Gartner, Voice of the Customer for Cloud-Native Application Protection Platforms, By Peer Contributors, 27 December 2024 GARTNER is a registered trademark and service mark, PEER INSIGHTS is a registered trademarks of Gartner, Inc. and/or its affiliates in the U.S. and internationally and are used herein with permission. All rights reserved. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences with the vendors listed on the platform, should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose.

18 Frost & Sullivan, the Growth Partnership Company, enables clients to accelerate growth and achieve best in class positions in growth, innovation and leadership. The company’s Growth Partnership Service provides the CEO and the CEO’s Growth Team with disciplined research and best practice models to drive the generation, evaluation and implementation of powerful growth strategies. Frost & Sullivan leverages over 50 years of experience in partnering with Global 1000 companies, emerging businesses and the investment community from more than 40 offices on six continents. The Growth and Innovation Leader in the 2025 Frost & Sullivan Radar for Endpoint Recognized for tech-first mindset, strong partner relationships, and strategic roadmap. Frost Radar : Endpoint Security

19Source: SentinelOne, SC Media SentinelOne Wins Best Endpoint Security and Cloud Security at the 2025 SC Awards

20 Best-in-class Portfolio Across Security, AI and Data Alumni

21 A Culture Built on Trust OUR VALUES Trust - Accountability - Ingenuity - OneSentinel - Relentlessness - Community

Q1 Financial Overview

23 $186 $199 $211 $226 $229 $- $50 $10 $150 $20 $250 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 $762 $806 $860 $920 $948 $20 $30 $40 $50 $60 $70 $80 $90 $1,00 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q1 FY26 ARR and Revenue Growth Annualized Recurring Revenue (ARR) (in millions) 24% (y/y) Growth in Q1 FY26 Revenue (in millions) 23% (y/y) Growth in Q1 FY26 Scaling the Best-in-Class AI Security Platform for the Future Top-Tier Growth Profile Reported Revenue Exceeded Guidance

24 1,193 1,233 1,310 1,411 1,459 0 20 40 60 80 100 1200 1400 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Customers with ARR of $100K or More 22% (y/y) Growth in Q1 FY26 Platform and Customer Momentum Note: Enterprise customers consist of organizations with 1,000 or more employees. Enterprise Platform Adoption for Year Ending FY2025 Enterprise Customers H ave Adopted 3+ Solution Categ ories Customer Growth in the prior 24-Months Enterprise Customers H ave Adopted 4+ Solution Categories Customer Growth in the prior 24-Months ~40% 3X ~20% 4X

25 Q1 FY26 Margin Expansion Continuing Margin Expansion Best-in-class gross margin profile Gross Margin % (non-GAAP) 79% 79% Q1 FY25 Q1 FY26 Improving quarterly operating margin Operating Margin % (non-GAAP) -6.0% -1.7% -7.0% -6.0% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% Q1 FY25 Q1 FY26 Improving quarterly net income margin Net Income Margin % (non-GAAP) -0.3% 2.9% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Q1 FY25 Q1 FY26 Improving TTM Free Cash Flow Margin Free Cash Flow Margin % (Trailing-Twelve Months, TTM) -3.0% 2.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% Q1 FY25 Q1 FY26

26 Guidance Q2 FY26 Revenue Non-GAAP Gross Margin Non-GAAP Operating Margin Full Year FY26 $242 Million 22% (y/y) Growth $996-1,001 Million 22% (y/y) Growth 79% 78.5-79.5% 0% 3-4% Full Year FY26 revenue outlook continues to incorporate the impact of end of sale of Hologram (deception) solution

Appendix

29 Appendix Key Business Metrics We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. Annualized Recurring Revenue (ARR) We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription and consumption and usage-based customers, and to maintain and expand our relationship with existing customers. ARR represents the annualized revenue run rate of our subscription and consumption and usage-based agreements at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, usage, renewal rates, and other contractual terms. Customers with ARR of $100,000 or More We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform. Definitions Customers: We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), Managed Security Service Providers (MSSPs), Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

30 Appendix (Cont’d) N on - G A A P G ross M arg in We define non-GAAP gross margin as GAAP gross margin, excluding stock-based compensation (SBC) expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and certain restructuring charges. Non-GAAP Operating Margin We define non-GAAP operating margin as GAAP operating margin, excluding stock-based compensation SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs and restructuring charges. Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per Share, Basic and Diluted We define non-GAAP net income (loss) as GAAP net loss excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, acquisition-related compensation costs, restructuring charges, gains and losses on strategic investments and income tax provision. We define non-GAAP net income (loss) per share, basic and diluted, as non-GAAP net income (loss) divided by the weighted average common shares outstanding, which includes the effect of dilutive shares applying the treasury stock method. Free Cash Flow Free cash flow is a non-GAAP financial measure that we define free cash flow as cash provided by operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

31 Appendix (Cont’d) Reports used for data shown in the chart titled ‘Vast, Growing, and Diverse Total Addressable Market’: CY25 TAM: • IDC Worldwide Corporate Endpoint Security Forecast Update, 2023–2027: Endpoint Security Platformization Propels Robust Growth (January 2024) • IDC Worldwide Threat Intelligence Forecast, 2024–2028: Beyond Reaction—The Rise of Predictive Threat Intelligence (April 2024) • IDC Worldwide Security Information & Event Management Forecast, 2023–2027: In the Face of XDR, Many Organizations Are Still Living in SIEM (August 2023) • IDC Worldwide and U.S. Comprehensive Security Services Forecast, 2024–2028 (April 2024) • Forrester Global AI Software Forecast, 2023–2030 (September 2023) • Company estimates

32 GAAP to Non-GAAP Reconciliation Cost of revenue reconciliation: GAAP cost of revenue Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Non-GAAP cost of revenue Gross profit reconciliation: GAAP gross profit Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Non-GAAP gross profit Gross margin reconciliation: GAAP gross margin Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Non-GAAP gross margin* Three Months Ended April 30, 2025 $56,532 (4,665) (230) (4,059) (20) $47,558 $172,497 4,665 230 4,059 20 $181,471 75% 2% — % 2% — % 79% 2024 $50,137 (4,869) (207) (5,471) (273) $39,317 $136,218 4,869 207 5,471 273 $147,038 73% 3% — % 3% — % 79%

33 GAAP to Non-GAAP Reconciliation Research and development expense reconciliation: GAAP research and development expense Stock-based compensation expense Employer payroll tax on employee stock transactions Acquisition-related compensation Non-GAAP research and development expense Sales and marketing expense reconciliation: GAAP sales and marketing expense Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Non-GAAP sales and marketing expense General and administrative expense reconciliation: GAAP general and administrative expense Stock-based compensation expense Employer payroll tax on employee stock transactions Acquisition-related compensation Non-GAAP general and administrative expense $72,253 (20,941) (531) (674) $50,107 $133,881 (22,915) (692) (2,180) (17) $108,077 $48,679 (20,170) (1,295) — $27,214 $58,321 (17,465) (413) (787) $39,656 $115,830 (18,074) (923) (2,204) (44) $94,585 $42,667 (18,145) (642) (1) $23,879 Three Months Ended April 30, 2025 2024

34 GAAP to Non-GAAP Reconciliation Restructuring expense reconciliation: GAAP restructuring expense Severance and employee benefits Asset impairment charges Stock-based compensation expense Other restructuring charges Non-GAAP restructuring expense Operating loss reconciliation: GAAP operating loss Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Severance and employee benefits Asset impairment charges Other restructuring charges Non-GAAP operating loss Operating margin reconciliation: GAAP operating margin Stock-based compensation expense Employer payroll tax on employee stock transactions Amortization of acquired intangible assets Acquisition-related compensation Severance and employee benefits Asset impairment charges Other restructuring charges Non-GAAP operating margin $5,167 (3,004) (2,171) 36 (28) $ — ($87,483) 68,655 2,748 6,239 711 3,004 2,171 28 ($3,927) (38%) 30% 1% 3% — % 1% 1% — % (2%) $ — — — — — $ — ($80,600) 58,553 2,188 7,675 1,103 — — — ($11,081) (43%) 31% 1% 4% 1% — % — % — % (6%) Three Months Ended April 30, 2025 2024

GAAP to Non-GAAP Reconciliation

	Three Months Ended April 30,	
	2025	2024
Net income (loss) reconciliation:		
GAAP net loss	($208,193)	($70,105)
Stock-based compensation expense	68,655	58,553
Employer payroll tax on employee stock transactions	2,748	2,188
Amortization of acquired intangible assets	6,239	7,675
Acquisition-related compensation	711	1,103
Severance and employee benefits	3,004	—
Asset impairment charges	2,171	—
Other restructuring charges	28	—
Net loss on strategic investments	3	—
Income tax provision	131,283	—
Non-GAAP net income (loss)	$6,649	($586)
Net income (loss) margin reconciliation:		
GAAP net loss margin	(91%)	(38%)
Stock-based compensation	30%	31%
Employer payroll tax on employee stock transactions	1%	1%
Amortization of acquired intangible assets	3%	4%
Acquisition-related compensation	— %	1%
Severance and employee benefits	1%	— %
Asset impairment charges	1%	— %
Other restructuring charges	— %	— %
Net loss on strategic investments	— %	— %
Income tax provision	57%	— %
Non-GAAP net income (loss) margin*	3%	— %

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GAAP to Non-GAAP Reconciliation

	Three Months Ended April 30,	
	2025	2024
GAAP basic and diluted shares	327,976,349	309,547,693
Dilutive shares under the treasury stock method	11,350,541	—
Non-GAAP diluted shares	339,326,890	309,547,693
Diluted EPS reconciliation:		
GAAP net loss per share, basic and diluted	($0.63)	($0.23)
Stock-based compensation expense	0.20	0.19
Employer payroll tax on employee stock transactions	0.01	0.01
Amortization of acquired intangible assets	0.02	0.02
Acquisition-related compensation	—	—
Severance and employee benefits	0.01	—
Asset impairment charges	0.01	—
Other restructuring charges	—	—
Net loss on strategic investments	—	—
Income tax provision	0.39	—
Adjustment to fully diluted earnings per share (1)	0.01	—
Non-GAAP net income per share, diluted*	$0.02	$ —

*Certain figures may not sum due to rounding.

(1) For periods in which we had diluted non-GAAP net income per share, the sum of the impact of individual reconciling items may not total to diluted non-GAAP net income per share because the basic share counts used to calculate GAAP net loss per share differ from the diluted share counts used to calculate non-GAAP net income per share, and because of rounding differences. The GAAP net loss per share calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share.

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37 Selected Cash Flow Information GAAP net cash provided by operating activities Less: Purchases of property and equipment Less: Capitalized internal-use software Free cash flow Net cash used in investing activities Net cash provided by financing activities Operating cash flow margin Free cash flow margin $52,274 (146) (6,684) $45,444 ($65,592) $12,277 23% 20% $42,003 (886) (7,361) $33,756 ($106,264) $6,533 23% 18% Three Months Ended April 30, 2025 2024Reconciliation of cash provided by operating activities to free cash flow